Exhibit 4.15.12


                                 AMENDMENT NO. 1
                    TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT


     AMENDMENT NO. 1 TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT ("this Amendment"), dated as of January 31, 2006, among FOAMEX L.P., as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the "Borrower"), the affiliates of the Borrower party hereto, the lending institutions party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent").

     WHEREAS, the Borrower, certain of its affiliates as guarantors, each as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, Foamex Canada Inc. as a debtor company and applicant under the Companies' Creditors Arrangement Act (Canada) as a guarantor, the lenders party thereto, the Administrative Agent and Banc of America Securities LLC ("BAS") as sole lead arranger and sole book manager, entered into a certain Debtor-in-Possession Credit Agreement, dated as of September 22, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Borrower, the Guarantors, the Majority Lenders and the Administrative Agent desire to amend the cover page to the Credit Agreement;

     NOW,  THEREFORE,  subject to the condition precedent set forth in Section 3
hereof,   the  Borrower,   the   Guarantors,   the  Majority   Lenders  and  the
Administrative Agent hereby agree as follows:

     SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. AMENDMENT TO CREDIT AGREEMENT. The cover page to the Credit Agreement is hereby amended to read as set forth in Exhibit A attached hereto.

     SECTION 3. EFFECTIVENESS. This Amendment shall become effective on such date as counterparts of this Amendment executed by the Borrower, the Guarantors, the Majority Lenders and the Administrative Agent shall have been delivered to the Administrative Agent.

     SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 5. REFERENCES TO CREDIT AGREEMENT. From and after the effectiveness of this Amendment and the amendment contemplated hereby, all references in the Credit Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Amendment.

     SECTION 6. RATIFICATION AND CONFIRMATION. The Credit Agreement is hereby ratified and confirmed and remains in full force and effect.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                         "BORROWER"


                         FOAMEX L.P., a Debtor and Debtor-in-Possession

                         By: FMXI, Inc., its Managing General Partner,
                             a Debtor and Debtor-in-Possession

                             By:      /s/ George L. Karpinski
                                      -----------------------------------
                             Title:   Vice President
                                      -----------------------------------


                         "GUARANTORS"


                         FOAMEX L.P., a Debtor and Debtor-in-Possession

                         By: FMXI, Inc., its Managing General Partner,
                             a Debtor and Debtor-in-Possession

                             By:      /s/ George L. Karpinski
                                      -----------------------------------
                             Title:   Vice President
                                      -----------------------------------



                         FMXI, INC., a Debtor and Debtor-in-Possession

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------


                         FOAMEX INTERNATIONAL INC., a Debtor and
                         Debtor-in-Possession

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Senior Vice President
                                  ---------------------------------------

                         FOAMEX CANADA INC., a Debtor Company and
                         Applicant

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Treasurer
                                  ---------------------------------------


                         FOAMEX CAPITAL CORPORATION, a Debtor
                         and Debtor-in-Possession

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------


                         FOAMEX LATIN AMERICA, INC., a Debtor and
                         Debtor-in-Possession

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------


                         FOAMEX MEXICO, INC., a Debtor and Debtor-in-Possession

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------


                         FOAMEX MEXICO II, INC., a Debtor and Debtor-in Possession

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------

                         FOAMEX ASIA, INC., a Debtor and Debtor-in-
                         Possession

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------


                         FOAMEX CARPET CUSHION LLC, a Debtor and
                         Debtor-in-Possession

                         By:      /s/ George L. Karpinski
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------



                         "ADMINISTRATIVE AGENT"

                         BANK OF AMERICA, N.A., as the Administrative Agent

                         By:      /s/ William J. Wilson
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------


                         "LENDERS"

                         BANK OF AMERICA, N.A.

                         By:      /s/ William J. Wilson
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION

                         By:      /s/ David Montaque
                                  ---------------------------------------
                         Title:   Duly Authorized Signatory
                                  ---------------------------------------

                         WACHOVIA BANK, NATIONAL
                         ASSOCIATION

                         By:      /s/ Thomas A. Martin
                                  ---------------------------------------
                         Title:   Vice President
                                  ---------------------------------------


                         WELLS FARGO FOOTHILL, LLC

                          By:     /s/ Juan Barrera
                                  ---------------------------------------
                          Title:  Vice President
                                  ---------------------------------------


                          MERRILL LYNCH CAPITAL, a
                          division of Merrill Lynch
                          Business Financial Services
                          Inc.

                          By:     /s/ James Betz
                                  ---------------------------------------
                          Title:  Vice President
                                  ---------------------------------------


                          THE CIT GROUP/BUSINESS CREDIT, INC.

                          By:     /s/ Matthew V. DeFranco
                                  ---------------------------------------
                          Title:  Assistant Vice President
                                  ---------------------------------------